                        ARTHUR ANDERSEN LLP



                                                                   Exhibit 23


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 12, 1998 included in Boston Acoustics, Inc. and subsidiaries Form 10-K for the year ended March 28, 1998 and to all references to our Firm included in this registration statement.


                                                   /s/ Arthur Andersen LLP
                                                   -----------------------------
                                                   ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 17, 1999